MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Jan-97
Reporting Month:  December


                                                                Interest    Interest    Principal
                     Original   Original Integral     Record    Accrual     Payment     Payment     Ending         Remaining
  Class               Balance   Pct Pool Denomination Date      Factor      Factor      Factor      Balance        Principal
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00    31-Dec-96  2.39666054  2.39666054 13.06526401 $64,921,429.83 0.44975497
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00    31-Dec-96 12.50000000 12.50000000  0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                     $78,507,165.83

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         28-Jan-97
Reporting Month       December

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage    Adjustments Losses(1)  Insured Balance  Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 12.88% $11,887,519.82 $0.00       $36,172.70 $90,394,685.65   13.15% $11,887,519.82

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 37.07% $2,619,944.00 $0.00       $0.00  $7,052,568.42   37.15% $2,619,944.00

Surplus Summary

Class                             Total
Surplus                                 $190,166.83

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                23          $3,264,441             3.61%
60+ Days                22          $2,875,350             3.18%
90+ Days                32          $6,662,792             7.37%
Foreclosure              5            $717,365             0.79%
REO                     21          $3,614,703             4.00%

Totals                 103         $17,134,650            18.96%


Advances on Delinquencies                                      $155,161.47
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.

MERIT SECURITIES CORPORATION


Funds Account Activity Report
MERIT Series 3
Payment Date:     28-Jan-97
Report Date:      December

Collateral Proceeds Account


Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                   $718,373.05            Interest Payments         $515,775.92
Principal                                     $1,885,950.53            Principal Payments      $1,885,950.53
Deposits From Reserve Fund                            $0.00            Surplus                   $190,166.83
Other Deposits                                        $0.00            FSA Fee                    $12,430.30
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                 $2,604,323.58            Total Withdrawals       $2,604,323.58

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     28-Jan-97
Reporting Month:  December

                      Class
                    Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class               Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance
Merit 3 Class A     6.214060%   $66,807,380.36   $345,954.22   $345,954.22  $1,885,950.53 $2,231,904.75        $0.00  $64,921,429.83
Merit 3 Class B    15.000000%   $13,585,736.00   $169,821.70   $169,821.70          $0.00   $169,821.70        $0.00  $13,585,736.00


                                $80,393,116.36   $515,775.92   $515,775.92  $1,885,950.53 $2,401,726.45        $0.00  $78,507,165.83

  Class          CUSIP     Priority     Principal Type Interest Type
Merit 3 Class A  589962AG4 Senior       Sequential     Floater
Merit 3 Class B  589962AH2 Senior       Sequential     Floater